SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. [ ])

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the Appropriate Box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                               CorVu Corporation
                (Name of Registrant as Specified in Its Charter)

          -----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11. (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed

                                CORVU CORPORATION

                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  ------------

         The Annual Meeting of Shareholders of CorVu Corporation will be held on Thursday, December 8, 2005, at 8:00 a.m. (Minneapolis time), at the offices of Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota, for the following purposes:

         1.       To set the number of directors at seven (7).

         2.       To elect directors for the ensuing year.

         3. To approve an increase in the number of shares reserved for issuance under the 1996 Stock Option Plan from 4,500,000 to 8,000,000 shares of common stock.

         4. To approve the Company's 2005 Equity Incentive Plan, including the reservation of 5,000,000 shares of common stock for issuance pursuant to the 2005 Equity Incentive Plan.

         5. To ratify the selection of Virchow, Krause & Company, LLP as the Company's independent registered public accounting firm for the current fiscal year.

         6. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

         Only shareholders of record at the close of business on October 18, 2005 are entitled to notice of and to vote at the meeting or any adjournment thereof.

         Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Joseph J. Caffarelli
                                              Chief Executive Officer

October 27, 2005
Edina, Minnesota

                                CORVU CORPORATION
                         Annual Meeting of Shareholders
                                December 8, 2005

                                 PROXY STATEMENT

                                  ------------

              OUTSTANDING SHARES, VOTING RIGHTS AND GENERAL MATTERS

         Your Proxy is solicited by the Board of Directors of CorVu Corporation ("the Company") for use at the Annual Meeting of Shareholders to be held on December 8, 2005, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies that are signed, but lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the principal executive office of the Company is 3400 West 66th Street, Edina, Minnesota 55435. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about November 1, 2005.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed October 18, 2005, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on October 18, 2005, the outstanding voting capital stock of the Company consisted of 49,483,268 shares of Common Stock, par value $.01 per share; 360,000 shares of Series B Convertible Preferred Stock ("Series B Preferred Stock"), par value $.01 per share; and 17,000 shares of Series C Convertible Preferred Stock ("Series C Preferred Stock"), par value $100 per share, issued and outstanding (collectively, the "Preferred Stock"). On October 18, 2005, the Series B Preferred Stock was convertible into 1,200,000 shares of Common Stock; and the Series C Preferred Stock was convertible into 3,400,000 shares of Common Stock. The Common Stock and the Preferred Stock are the only outstanding classes of capital stock of the Company entitled to vote at the meeting. The holders of Common Stock are entitled to one vote for each share held. Each share of Preferred Stock is entitled, on an as-converted basis, to one vote on each matter to be voted upon at the meeting. No holders of capital stock of the Company are entitled to cumulative voting rights. Combined, and on an aggregate basis, the Company's Common Stock and Preferred Stock entitle the Company's shareholders to 54,083,268 votes on all matters to be voted on at the meeting.

               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

The following table provides information as of October 18, 2005, concerning the beneficial ownership of the Company's voting securities by: (i) each director of the Company, (ii) each executive officer named in the Summary Compensation Table, (iii) the persons known by the Company to own more than 5% of a class of voting stock of the Company, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares owned by them.

                                                            Series B Preferred     Series C Preferred
                                    Common Stock (1)             Stock (1)             Stock (1)
                                    ----------------             ---------             ---------

Name (and Address of 5%                         Percent                 Percent               Percent
Owners) or Identity of Group      Shares        of Class    Shares     of Class    Shares    of Class
----------------------------      ------        --------    ------     --------    ------    --------
Joseph J. Caffarelli (2)             ---           ---         ---         ---       ---         ---
Justin M. MacIntosh(2)          14,356,238(3)     27.7%        ---          0%       ---          0%
Ismail Kurdi(2)                  1,684,492(4)      3.4%        ---          0%       ---          0%
David C. Carlson(2)                968,327(5)      1.9%     50,000(6)    13.9%       ---          0%
Robert L. Clay (2)                 105,000(7)         *        ---          0%       ---          0%
James L. Mandel(2)                 229,561(8)         *        ---          0%       ---          0%
Daniel R. Fishback (2)              50,000(9)         *        ---          0%       ---          0%
Robert L. Doretti (2)               40,000(10)        *        ---          0%       ---          0%
Robert L. Priddy (2)            25,440,000(11)    48.1%        ---          0%    17,000(12)    100%
Directors and executive
 officer as a group
 (includes 9 in group)          42,873,618(13)    76.0%     50,000       13.9%       ---        100%
Alan M. Missroon (20)              129,677            *        ---          0%       ---          0%

Opella Holdings Limited(14)      7,541,733(15)    15.2%        ---          0%       ---          0%
Dominic K.K. Sum(14)             7,541,733(16)    15.2%        ---          0%       ---          0%
ComVest Investment Partners
   II LLC (17)                  25,400,000(18)    48.0%        ---          0%    17,000(19)    100%

---------------

* less than 1%

(1) For each person or group, any securities that the person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, have been added to the total amount of outstanding shares when determining the percent owned by such person or group.

(2)   Address: 3400 West 66th Street, Suite 445, Edina, MN 55435.

(3) Mr. MacIntosh's beneficial ownership includes (i) 7,541,733 shares registered in the name of Opella Holdings Ltd. (see also footnotes 14 and 15), (ii) 1,783,750 shares that may be purchased upon exercise of options held by Mr. MacIntosh, and (iii) 3,754,744 shares and a warrant to purchase 560,000 shares held by Mr. MacIntosh's spouse and a company controlled by his spouse. Mr. MacIntosh disclaims beneficial ownership of the shares owned by his spouse.

(4) Mr. Kurdi's beneficial ownership includes 55,000 shares that may be purchased upon exercise of options.

(5) Mr. Carlson's beneficial ownership includes 681,250 shares that may be purchased upon exercise of options and 116,667 shares that may be purchased upon exercise of warrants. Mr. Carlson disclaims beneficial ownership of 138,195 of the shares that may be purchased upon exercise of options because the pecuniary interest in these shares was transferred to his ex-spouse under a divorce decree from January 2003.

(6) Mr. Carlson's shares of Series B Preferred Stock are convertible into 166,667 shares of common stock.

(7) Represents 105,000 shares that Mr. Clay may purchase upon exercise of stock options.

(8) Mr. Mandel's beneficial ownership includes (i) 90,000 shares that may be purchased upon exercise of options held by Mr. Mandel and (ii) 15,350 shares held by Mr. Mandel's spouse. Mr. Mandel disclaims beneficial ownership of the shares owned by his spouse.

(9) Represents 50,000 shares that Mr. Fishback may purchase upon exercise of stock options.

(10) Represents 40,000 shares that Mr. Doretti may purchase upon exercise of stock options.

(11) Mr. Priddy's beneficial ownership includes (i) 40,000 shares that may be purchased upon exercise of stock options, (ii) 22,000,000 shares held by ComVest Investment Partners II LLC, and (iii) 3,400,000 shares that ComVest Investment Partners II LLC may purchase upon exercise of a warrant. Mr. Priddy is a member of ComVest II Partners LLC, the managing member of ComVest Investment Partners II LLC.

(12) Includes 17,000 shares held by ComVest Investment Partners II LLC. Mr. Priddy is a member of ComVest II Partners LLC, the managing member of ComVest Investment Partners II LLC.

(13) Includes 6,921,667 shares of the executive officers and directors as a group that may be purchased upon exercise of stock options and warrants.

(14) Address: c/o Tempio Corporate Consultants Limited, Suite 701, 7/F, 6-8 Pottinger Street, Central, HONG KONG.

(15) Opella Holdings Limited as trustee of The Asia Pacific Technology Trust is the beneficial owner of 7,541,733 shares of Common Stock registered in the name of Barleigh Wells Limited as street name holder. Opella Holdings Limited shares beneficial ownership of the shares with Mr. MacIntosh (see footnote 3) and Mr. Sum (see footnote 16).

(16)  Mr. Sum is the sole shareholder of Opella Holdings Limited (see footnote
      15). The director of Opella Holdings Limited is Pio Services Limited whose sole shareholder is Tempio Group of Companies Limited which in turn is wholly owned by Mr. Sum. Pio Services Limited has two directors, one of which is Mr. Sum.

(17)  Address: One North Clematis, West Palm Beach, FL 33401

(18) Includes 3,400,000 shares that may be purchased upon exercise of a warrant.

(19) Shares of Series C Preferred Stock are convertible into 3,400,000 shares of common stock. According to a Schedule 13D filed on February 22, 2005, ComVest Investment Partners II LLC shares voting and dispositive power with regard to all of the CorVu securities registered in its name with the following entities and individuals: ComVest II Partners LLC, the managing member of ComVest Investment Partners II LLC; Commonwealth Associates Group Holdings, LLC, the managing member of ComVest II Partners LLC; Michael Falk, the chairman and principal member of Commonwealth Associates Group Holdings, LLC; and Robert Priddy (see footnote 11).

(20)  Address: 165 Oakhurst Leaf Drive, Alpharetta, GA 30004.


                              CORPORATE GOVERNANCE

         The Company's business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and the Company's Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of the Company's business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. Certain corporate governance practices that the Company follows are summarized below.

Independence

         The Board has determined that a majority of its members are "independent directors" as defined by the rules of the National Association of Securities Dealers, Inc. (the "NASD"). The Company's independent directors are Daniel R. Fishback, Robert L. Doretti, Ismail Kurdi, James L. Mandel and Robert
L. Priddy, since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Messrs. Doretti and Priddy were elected to the Board in February 2005 based upon their designation by ComVest Investment Partners II LLC ("ComVest Investment"), the largest shareholder of CorVu, in connection with the purchase of CorVu securities by ComVest Investment at that time. Mr. Priddy is a member of ComVest II Partners LLC, the managing member of ComVest Investment.

         Joseph J. Caffarelli and Justin M. MacIntosh are precluded from being considered independent since they serve as executive officers of the Company and/or its subsidiaries.

Code of Ethics

         The Company has adopted a Code of Ethics and Business Conduct (the "Code"), which applies to the business conduct of directors, officers, and employees. The Code is available on the Company's website at http://www.corvu.com/. If the Company makes any substantive amendments to the Code or grants any waiver, including any implicit waiver from a provision of the Code for the directors or executive officers, the nature of such amendment or waiver will be disclosed in a Current Report on Form 8-K.

Director Attendance Policy

         Directors' attendance at annual meetings of shareholders can provide shareholders with an opportunity to communicate with directors about issues affecting the Company. Accordingly, all directors are encouraged to attend annual meetings of shareholders. All of the Company's directors attended the last annual meeting of shareholders, which was held in December 2004.

Board and Committee Meetings

         The Directors and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action at meetings with members present in person or by phone, or by unanimous written consent of all Directors or Committee members, in accordance with Minnesota law. During fiscal year 2005, the Board of Directors held eleven formal meetings. Each director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

Executive Sessions of the Board

         An executive session of non-management directors is held in connection with each regularly scheduled Board meeting at which directors attend in person and at such other times as necessary.

Committees of the Board

         The Company's Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.

Audit Committee, Independence and Financial Expert

         All Members of the Audit Committee of CorVu are considered "independent directors" under the rules of the NASD. The Audit Committee, whose members currently are Daniel R. Fishback, Ismail Kurdi, James L. Mandel and Robert L. Priddy, is responsible for reviewing, in consultation with the independent public accountants, the Company's consolidated financial statements as filed with the Securities Exchange Commission on Forms 10-KSB and 10-QSB, accounting and other policies, accounting systems and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is also responsible for the engagement of the independent public accountants and reviews matters relating to the Company's relationship with its independent public accountants. The Audit Committee's Report is included on page 22. The Audit Committee met five times during fiscal year 2005. A copy of the Audit Committee Charter is attached as Appendix A to the 2004 Proxy Statement.

         The Board has determined that James L. Mandel is considered to be an "audit committee financial expert" as defined by Item 401(e)(2) of Regulation S-B under the Securities Act of 1933. The Board acknowledges that the designation of Mr. Mandel as the audit committee financial expert does not impose on him any duties, obligations or liability that are greater than the duties, obligations and liability imposed on him as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Compensation Committee

         The Compensation Committee, whose members currently are Robert L. Doretti, Daniel R. Fishback and James L. Mandel, recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to the Company's Chief Executive Officer and independent directors of the Company and administers the Company's stock option plan. The Compensation Committee also establishes, in cooperation with the Chief Executive Officer, the guidelines for the compensation of the other executive officers of the Company. All of the members are independent directors. The Compensation Committee met once during fiscal year 2005.

Governance/Nominating Committee, Procedures and Policy

         The Governance/Nominating Committee, whose members currently are Robert
L. Doretti, Ismail Kurdi, James L. Mandel and Robert L. Priddy, is responsible for matters relating to the governance of the Company, including selection of candidates for the Company's Board of Directors. All of the members are independent directors. A copy of the Charter of the Governance/Nominating Committee is attached as Appendix B to the 2004 Proxy Statement. The Governance/Nominating Committee did not meet during fiscal 2005. The responsibilities of the Governance/Nominating Committee as to the evaluation of director nominees for the annual shareholder meeting in December 2004 were fulfilled by the Company's Board of Directors. In accordance with the Company's nominating policy (see below), the Committee evaluated the current directors and recommended all of the current members of the Board for re-election at the annual shareholder meeting in December 2005.

Nominating Policy

Board Membership Criteria

         The Committee will consider candidates for nomination as a director recommended by shareholders, directors, officers, third party search firms engaged by the Company and other sources. In evaluating director nominees, the Committee considers the following, recognizing that no director is expected to meet all of the factors/qualifications:

   o the appropriate size and the diversity of the Company's Board of Directors;

   o the needs of the Board with respect to the particular talents and experience of its directors in governance, finance, compensation and other matters;

   o the knowledge, skills and experience of nominees, including experience in the industry in which the Company operates, business, finance, management or public service, in light of prevailing business conditions and the knowledge, skills and experience possessed by current members of the Board;

   o  familiarity with domestic and international business matters;

   o  legal and regulatory requirements;

   o  experience with accounting rules and practices; and

   o the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

         The Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation.

Minimum Qualification of Directors

         The Committee believes that candidates for directors should have certain minimum qualifications, including having a working knowledge of corporate governance, being able to read and understand basic financial statements, having familiarity with the Company's business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than five public company boards. The Committee may modify these minimum qualifications from time to time.

Shareholder Nomination of Directors

         A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Chief Financial Officer of the Company at the Company's principal office. Notice of a recommendation must include:

         with respect to the shareholder:

         - name, address, the class and number of shares such shareholder owns;

         with respect to the nominee:
         -     name, age, business address, residence address,
         -     current principal occupation,
         - five year employment history with employer names and a description of the employer's business,
         -     the number of shares beneficially owned by the nominee,
         - whether such nominee can read and understand basic financial statements, and
         -     current board membership and experience.

         The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility, qualifications and experience of the nominee.

Procedures for Shareholder Communications with Directors

         Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Company's Chief Financial Officer at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures. Shareholder communications to the Board should be sent to:

                                CorVu Corporation
                        Attention: David C. Carlson, CFO
                        3400 West 66th Street, Suite 445
                             Edina, Minnesota 55435

Directors' Compensation

         In September 2005, each nonemployee director received a fully vested, five-year nonqualified option to purchase 10,000 shares at an exercise price of $0.31 per share, which was the average of the closing "bid" and "ask" price of CorVu's common stock on the date of grant. On October 24, 2005, the Board of Directors set the compensation for non-employee directors for fiscal year 2006 as follows: the Chairman, Mr. Mandel, will receive a monthly compensation of $4,500, the nonemployee directors who chair a committee - Messrs. Doretti and Fishback - will receive a monthly compensation of $1,500, whereas the monthly compensation for the remaining nonemployee directors - Messrs. Kurdi and Priddy
- will be $750. Mr. Kurdi chose to receive his compensation in the form of stock options at a discounted exercise price. Mr. Kurdi, therefore, was granted a seven-year option to purchase an aggregate of 52,490 shares of common stock at an exercise price of $0.17 per share. This option will vest over four years, beginning on the first anniversary of the option grant. In addition, each nonemployee director received options to purchase shares of common stock at fair market value so that the aggregate number of shares purchasable upon exercise of options granted to each of these directors since October 24, 2003 amounted to 240,000 shares of common stock. Accordingly, the nonemployee directors were granted seven-year options to purchase the following number of shares at an exercise price of $0.23 per share, which was the fair market value of the common stock on October 24, 2005: Mr. Mandel: option to purchase 195,000 shares; Mr.
Kurdi: option to purchase 230,000 shares; and each of Messrs. Doretti, Fishback and Priddy: option to purchase 170,000 shares of common stock. These options will vest over four years, beginning on the first anniversary of the option grant.

         During fiscal year 2005, directors who were not employees of CorVu received monthly cash compensation of $2,500. For his services as Chairman of the Board of Directors, James L. Mandel received monthly cash compensation of $4,000. In fiscal 2005, none of the nonemployee directors received any additional compensation for any Board and/or committee meeting attended.

         On November 24, 2004, as compensation for joining the Board of Directors, the Board granted to Daniel R. Fishback a five-year nonqualified option to purchase 60,000 shares at an exercise price of $0.25 per share, which was the market value of CorVu's common stock on November 23, 2004, the day prior to the date of grant. On March 23, 2005, each of Robert L. Doretti and Robert L. Priddy received as compensation for joining the Board of Directors a five-year nonqualified option to purchase 60,000 shares at an exercise price of $0.24 per share, which was the market value of CorVu's common stock on March 22, 2005, the day prior to the date of grant. Options to purchase 30,000 shares each vested immediately upon grant to Messrs. Fishback, Doretti and Priddy, respectively; the remaining options vest an additional 10,000 shares each on the anniversary of the dates of grants, provided the individual continues to serve on the Board as of those dates.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Delia MacIntosh, the wife of Justin M. MacIntosh, the former President and Chief Executive Officer of CorVu, current Managing Director of the Company's Asia Pacific subsidiary and one of the Company's Directors, had advanced money to the Company under term notes that were set to expire December 31, 2006 and were collateralized by substantially all of the assets of the Company. In December 2004, Mrs. MacIntosh converted one of the notes in the amount of $239,384, together with $616 of accrued but unpaid interest, into 240,000 shares of the newly created Series B Preferred Stock. On February 11, 2005, in connection with the acquisition of CorVu securities by ComVest Investment described below, Mrs. MacIntosh converted these 240,000 shares of Series B Preferred Stock into an aggregate of 800,000 shares of CorVu Common Stock. At the same time, she converted the principal amount plus accrued but unpaid interest still outstanding under the aforesaid term notes of US$405,600 into shares of CorVu common stock at a conversion price of US$0.15 per share, resulting in the issuance of additional 2,704,000 shares of CorVu Common Stock to Mrs. MacIntosh.

         On February 11, 2005, the Company and ComVest Investment signed a Securities Purchase Agreement (the "Purchase Agreement") and consummated the transactions contemplated thereby. Pursuant to the terms and conditions set forth in the Purchase Agreement, ComVest Investment (i) purchased 22,000,000 shares of the Company's Common Stock for a purchase price of $3,300,000,(ii) purchased 17,000 shares of Series C Preferred Stock plus a warrant to purchase up to 3,400,000 shares of the Company's common stock at an exercise price of $0.50 per share for an aggregate purchase price of $1,700,000, and (iii) provided to CorVu a senior secured loan in the principal amount of $1,500,000. In addition, the Company granted to ComVest Investment a warrant to purchase an additional 2,000,000 shares at $0.50 per share; however, this warrant will become exercisable only if less than two ComVest Investment designees are members of the Company's Board of Directors and ComVest Investment owns more than 5,000,000 shares of the Company's common stock. Both warrants will expire on August 11, 2010.


            SETTING THE NUMBER OF DIRECTORS AND ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

General Information

         The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the shareholders. The Board of Directors approved the Governance/Nominating Committee's recommendation that the number of directors be set at seven and that the seven nominees listed below be elected at the Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at seven requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided, such majority represents more than 25% of all of the voting power of all shares of the Company's Common Stock and Preferred Stock issued and outstanding. The election of the nominees requires the affirmative vote by a plurality of the voting power of the shares of Common Stock and Preferred Stock represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

         ComVest Investment, the Company's largest shareholder, holds a warrant to purchase up to 2,000,000 shares of the Company's Common Stock at $0.50 per share. The warrant will become exercisable only if less than two ComVest Investment designees are members of the Company's Board of Directors and ComVest Investment owns more than 5,000,000 shares of the Company's common stock. The warrant will expire on August 11, 2010. Two of the current nominees, Messrs. Doretti and Priddy, are designated by ComVest Investment.

         In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Governance/Nominating Committee and Board of Directors have no reason to believe that any nominee will be unable to serve.

         The names and ages of all of the director nominees and the positions held by each with the Company are as follows:

        Name                    Age     Position
        ----                    ---     --------
        Joseph J. Caffarelli    60      President; Chief Executive Officer;
                                          Director
        Robert L. Doretti       62      Director
        Daniel R. Fishback      44      Director
        Ismail Kurdi            36      Director
        Justin M. MacIntosh     55      Director; Managing Director Asia Pacific
                                          subsididary
        James L. Mandel         49      Chairman of the Board; Director
        Robert L Priddy         59      Director

         Joseph J. Caffarelli has held executive management positions at MedSource Technologies Inc., Airspan Networks Inc. and Physio-Control International Corporation during their start-up, private-funding, IPO and public phases. Previously, Mr. Caffarelli spent nineteen years in a variety of management positions at General Electric Company. Mr. Caffarelli has been the President, Chief Executive Officer and director since August 2005.

         Robert L. Doretti was chairman, chief executive officer and president of ON Technology Corporation, a provider of software infrastructure solutions to large enterprises from 2000 through its acquisition by Symantec Corp. in February 2004. Prior to joining ON Technology, Mr. Doretti was president and chief executive officer of Thinking Machines Corporation, a professional services and software provider of data mining and customer relationship management solutions. From 1968 -1986, Mr. Doretti worked with Wang Laboratories and served as Senior Vice President of US Operations for seven of those years. Mr. Doretti has served as a director since February 2005. Mr. Doretti currently spends approximately 10% of his time on CorVu's business affairs.

         Daniel R. Fishback is currently President and CEO of DemandTec, Inc., a leading provider of Consumer Demand Management (CDM) software. Prior to DemandTec, he served as Senior Vice President of Worldwide Business Development and Channels at Ariba and also served as Vice President of Worldwide Sales at Trading Dynamics, before its acquisition by Ariba. Fishback's background also includes managing North American sales at Hyperion Solutions. He joined CorVu Corporation as a director in July 2004. He currently spends approximately 10% of his time on CorVu's business affairs.

         Ismail Kurdi received a Bachelor of Science from Boston University in May 1992. From September 1992 to September 1993, he was with Oxy USA, a subsidiary of Occidental Petroleum. In October 1993, he relocated back to England where he is a real estate developer and investor. He serves on the board of directors for several British property companies that are not reporting companies. Mr. Kurdi was elected to the board of directors of CorVu Corporation in December 1996. He currently spends approximately 10% of his time on CorVu's business affairs.

         Justin M. MacIntosh. After a career in the equity and real estate markets in Australia, Mr. MacIntosh founded MACS Software Company, a provider of business application software, in 1977. He served as Chairman and CEO of MACS until he founded the former parent company of CorVu in Australia in 1990. From the incorporation of CorVu Corporation in Minnesota in September 1995 to July 2005, Mr. MacIntosh served as President and Chief Executive Officer of the Company, and continues to serve as the Managing Director of the Company's Asia Pacific subsidiary. Mr. MacIntosh has served as a director of the Company since September 1995 and served as Chairman from September 1995 to July 2003.

         James L. Mandel has been a director of CorVu since 1987. He has been the Chief Executive Officer and a director of Multiband Corporation since September 1998. Multiband is a full service telecommunications company that files reports under the Securities Exchange Act of 1934 and is headquartered in Minneapolis. From January 1997 to September 1998, he was Chairman of Call 4 Wireless LLC and from January 1992 to February 1997, he served as a Vice President of Grand Casinos, Inc. Mr. Mandel was elected as Chairman of CorVu's Board of Directors effective August 1, 2003. He currently spends approximately 15% of his time on CorVu's business affairs.

         Robert L. Priddy was a founder and, from 1979 to 1987, served as Vice President and Chief Financial Officer, and, from 1981 to 1987, as director, of Atlantic Southeast Airlines, Inc. Mr. Priddy was one of the four founding partners of ValuJet Airlines, serving as Chief Executive Officer, Director and Chairman from 1992 to 1996. He served as a Director of AirTran Holdings, the successor company to ValuJet, until May 2005. Mr. Priddy founded Florida Gulf Airlines, a subsidiary of Mesa Airlines, where he served as President from 1991 to 1993. He also served as a Director of Mesa Airlines, Inc. during this period. From 1988 to 1991, he served as President and Chief Executive Officer of Air Midwest, Inc., for whom he also served as a director from 1987 to 1991. Mr. Priddy has been the Chairman and Chief Executive Officer of RMC Capital, LLC, a private investment firm, since its inception in 1995 and is currently a director of Microsulis Corporation. Mr. Priddy has served as a director since February 2005 and currently spends approximately 10% of his time on the Company's business affairs..


                               EXECUTIVE OFFICERS

         The name, age and position of each of the Company's current executive officers are listed below.

       Name              Age                    Position
       ----              ---                    --------
Joseph J. Caffarelli      60    President; Chief Executive Officer; and Director

David C. Carlson          49    Chief Financial Officer

Robert L. Clay, Jr.       45    Vice President-Marketing

         See "Election of Directors" (Proposals #1 and #2) above for the biography of Mr. Caffarelli.

         David C. Carlson. Before joining CorVu Corporation as Chief Financial Officer in July 1996, Mr. Carlson gained extensive experience in the area of accounting and business operations. He served from July 1979 to July 1984 in the audit division of Arthur Andersen & Co. From July 1984 to April 1989, he held the position of Controller and later, Vice President of Finance at Canterbury Downs, a horse racing facility. He joined the Minnesota Timberwolves, a professional sports franchise, in April 1989 as Controller, a position he subsequently held at a local health and fitness chain until May 1996; the sports franchise and the health and fitness chain were under common ownership. Mr. Carlson is responsible for all areas of financial management of the Company.

         Robert Clay. Mr. Clay was elected Vice President-Marketing of the Company in February 2004. From February 2004 to August 2002, Mr. Clay was Director, Marketing for Radiant Systems. From April 2002 to October 1996, Mr. Clay served in various roles for Clarus Corporation, including Vice President of Marketing, Vice President of Products and Director of Product Marketing and Product Management.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation, paid or accrued, during each of the Company's last three fiscal years to the Chief Executive Officer who served during fiscal year 2005 and to the other executive officers whose total annual salary and bonus paid or accrued during fiscal year 2005 exceeded $100,000.

                                                                                      LONG TERM COMPENSATION
                                                                               ------------------------------------
                                                                                      AWARDS             PAYOUTS
                                                                               -----------------------   ----------
                                                                              RESTRICTED    SECURITIES
NAME AND                                 ANNUAL COMPENSATION        SALES       STOCK       UNDERLYING      LTIP        ALL OTHER
PRINCIPAL                       FISCAL  ----------------------   COMMISSIONS    AWARDS        OPTIONS      PAYOUTS   COMPENSATION
POSITION                         YEAR    SALARY ($)  BONUS ($)        $           $              #            $           $
-------------------             ------  -----------  ---------   -----------  ----------    ----------     -------   -------------
Justin M. MacIntosh              2005     355,680      25,000       18,335       --           900,000         --             --
  President and Chief            2004     338,240      50,000       18,702       --                --         --             --
  Executive Officer, Director    2003     325,160     231,447       53,898       --                --         --             --

David C. Carlson                 2005     151,500          --           --       --                --         --             --
  Chief Financial Officer        2004     151,127       1,894           --       --           153,750         --             --
                                 2003     137,500      24,415           --       --           100,000         --             --

Robert L. Clay, Jr.              2005     150,000      11,250           --       --            15,000         --             --
  Vice President-Marketing (1)   2004      58,424          --           --       --            90,000         --             --

Alan M. Missroon, Jr.            2005     135,000          --           --       --                --         --        105,000
  Senior Vice President          2004     176,634      15,000       45,930       --                --         --             --
  Corporate Strategy (2)         2003     150,000          --      103,130       --           100,000         --             --

(1) Mr. Clay was employed effective February, 2004.
(2) Effective April 1, 2005, the Company and Mr. Missroon mutually agreed to terminate Mr. Missroon's employment agreement.


Option Grants During 2005 Fiscal Year

The following table provides information regarding stock options granted during fiscal 2005 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

                                                         Percent of Total
                                Number of Shares        Options Granted to       Exercise or
                               Underlying Opti ons           Employees          Base Price Per
Name                                Granted                in Fiscal Year           Share          Expiration Date
----                          -------------------      --------------------        ------         ---------------
Justin M. MacIntosh                     900,000 (1)            36%                  $0.12            06/29/2010
David C. Carlson                        123,750 (1)             5%                  $0.12            06/29/2012
                                         30,000 (1)             1%                  $0.12            06/29/2010
Robert L Clay, Jr.                       15,000 (1)             1%                  $0.28            12/19/2011

(1) Options are fully vested as of June 30, 2005

Option Exercises During 2005 Fiscal Year and Fiscal Year-End Option Values

         No options were exercised by the named executive officers during fiscal year 2005. The following table provides information related to the number and value of options held at June 30, 2005:

                                         NUMBER OF SECURITIES
                                        UNDERLYING UNEXERCISED                        VALUE OF UNEXERCISED IN-THE-
                                      OPTIONS AT FISCAL YEAR END                  MONEY OPTIONS AT FISCAL YEAR END(1)
                           -------------------------------------------------- ---------------------------------------------
NAME                             EXERCISABLE             UNEXERCISABLE            EXERCISABLE           UNEXERCISABLE
-------------------------- ------------------------ ------------------------- ---------------------  ----------------------
Justin M. MacIntosh               1,783,750                    --                 $    18,000           $         --
David C. Carlson (2)                797,917                    --                 $     3,075           $         --
Robert L. Clay, Jr.                 105,000                    --                 $        --           $         --

(1) Value is calculated on the basis of the difference between the option exercise price and $0.14, the average of the closing bid and ask price on June 30, 2005, as quoted on the OTC Bulletin Board.

(2) Mr. Carlson disclaims beneficial ownership of 138,195 of the shares that may be purchased upon exercise of options because the pecuniary interest in these shares was transferred to his ex-spouse under a divorce decree from January 2003.

Employment Agreements

         Effective July 15, 1996, CorVu entered into a one-year employment agreement with David C. Carlson. Pursuant to the agreement Mr. Carlson serves as the Chief Financial Officer. The term of the agreement is automatically renewed for successive one-year periods unless the agreement has been terminated earlier. Effective July 1, 2005, Mr. Carlson receives an annual base salary in the amount of $165,000 plus bonus compensation of up to 30% of base salary , based on attaining quarterly business plan results. Mr. Carlson participates in any retirement, welfare and other benefit program. Company provides for its executive officers. Both parties to the agreement can terminate the agreement without cause upon 60 days prior written notice. Mr. Carlson is subject to certain confidentiality provisions under the agreement.

         Effective February 23, 2004, CorVu entered into an employment agreement with Robert L. Clay pursuant to which Mr. Clay serves as the Vice President of Marketing. Mr. Clay receives an annual base salary in the amount of $150,000 plus bonus compensation of up to 30% of base salary, based on attaining quarterly business plan results. Mr. Clay participates in any retirement, welfare and other benefit program the Company provides for its executive officers.

         In March 2005, the Company and its Vice President of Corporate Strategy, Alan M. Missroon, agreed to terminate Mr. Missroon's employment agreement dated January 2, 1997 effective April 1, 2005. In accordance with the terms of his employment agreement, Mr. Missroon received a lump sum payment equal to his base salary for six months. In addition, the Company made a payment of $15,000 to Mr. Missroon in exchange for certain services he completed. Mr. Missroon was subject to customary non-compete provisions that expired in September 2005; he remains subject to customary confidentiality provisions.

         Effective July 31, 2005, the Company and its previous President and Chief Executive Officer, Justin M. MacIntosh, mutually agreed to terminate Mr. MacIntosh's employment agreement, as amended, effective as of July 31, 2005. Mr. MacIntosh received his entire compensation for services provided to the Company and its subsidiaries through July 31, 2005, which consisted of his salary, accrued salary in the amount of $50,413 and a bonus payment in the amount of $25,000 for the fourth quarter of the Company's fiscal year ended June 30, 2005. Both parties agreed that Mr. MacIntosh would not be entitled to any further payments under the employment agreement and/or in connection with its termination. Beginning August 1, 2005, the services provided by Mr. MacIntosh to the Company's Asia Pacific subsidiary as its Managing Director are compensated based upon guidelines and principles approved by the Compensation Committee of the Company's Board of Directors, in consultation with Mr. MacIntosh and Mr. Caffarelli as the Company's Chief Executive Officer. Mr. MacIntosh acknowledged that he did not have, and would not assert, any claims against the Company or its officers, directors, employees or agents.

         On August 1, 2005, the Company entered into an Employment Agreement with Joseph J. Caffarelli. Pursuant to the agreement, Mr. Caffarelli serves as the Company's President and Chief Executive Officer effective as of August 1, 2005. Under the agreement, Mr. Caffarelli receives an annual base salary of $250,000 per year, plus, in accordance with criteria established by the Company's Board of Directors in consultation with Mr. Caffarelli, a performance bonus of up to 80% of his base salary for the applicable performance period. Upon termination of the agreement due to a change of control, Mr. Caffarelli will receive a bonus in an amount equal to eighteen months of his then-current annual base salary, plus any performance bonus he is otherwise entitled to. The agreement has a term of twenty-four months and will be automatically renewed for additional twenty-four months periods unless terminated earlier by either party.


                       SECTION 16(a) REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, for the fiscal year ended June 30, 2005 all
Section 16(a) filing requirements applicable to Insiders were complied with, except that James L. Mandel and Daniel R. Fishback each did not timely report one transaction on Form 4.

                       AMENDMENT OF 1996 STOCK OPTION PLAN
                                  (Proposal #3)

General

         On June 29, 2005, the Board of Directors approved an amendment to the CorVu Corporation 1996 Stock Option Plan (the "1996 Plan") to increase the shares reserved under the 1996 Plan from 4,500,000 to 8,000,000, which amendment is subject to approval by our shareholders with regard to the grant of incentive stock options. As of October 24, 2005, options to purchase an aggregate of 7,811,876 shares of Company Common Stock are outstanding under the Plan. Options granted in excess of 4,500,000 shares will be nonqualified options unless the amendment is approved by our shareholders. The Board believes that it is necessary to increase the amount of shares reserved under the Plan, because the Plan facilitates the employment and retention of competent and qualified personnel and promotes the future growth of the Company by furnishing incentives to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend. As of the date of the proxy, the Company had 89 employees, including executive officers, and five non-employee directors.

Description of the 1996 Stock Option Plan

         A general description of the material features of the Plan follows. This description, however, is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon request to the Company's Chief Financial Officer.

         General. Under the Plan, the Board of Directors (the "Board") or a Committee that may be appointed from time to time by the Board (the "Committee") may award incentive or nonqualified stock options to officers and employees of the Company (including its subsidiaries and affiliates), or to directors of or consultants or advisors to the Company, whose performance, in the judgment of the Board or Committee, can have a significant effect on the success of the Company.

         Shares Available. The Plan, as amended, provides for the issuance of up to 8,000,000 shares of Common Stock of the Company, provided, however, that the total number of shares of Stock reserved for options under this Plan shall be subject to adjustment as provided in the Plan. In the event (i) any portion of an outstanding stock option under the Plan for any reason expires, or (ii) any portion of an outstanding stock option is terminated prior to the exercise of such option, the shares of Stock allocable to such portion of the option shall continue to be reserved for stock options awards under the Plan and may be optioned hereunder.

         Administration and Types of Options. The Plan is administered by the Board or a Committee (referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an incentive stock option or a nonqualified stock option, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option, the option price, and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Participant to Participant) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         Options. Options granted under the Plan may be either "incentive" stock options within the meaning of Section 422 of the Internal Revenue Code ("IRC") or "nonqualified" stock options that do not qualify for special tax treatment under the IRC. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the Company's Common Stock on the date the option is granted. The fair market value of a share of the Company's Common Stock is defined as the average of the closing "bid" and "ask" price on a certain date; the fair market value of a share of the Company's Common Stock was $0.23 on October 24, 2005. The Committee will determine the term of the option (which in case of an incentive stock option may not exceed ten years) and how it will become exercisable. An incentive stock option may not be transferred by an optionee except by will or the laws of descent and distribution. In certain circumstances, a nonqualified option may be transferred to a member of an optionee's family, a trust for the benefit of such immediate family members or a partnership in which such family members are the only partners.

         Amendment. The Board may, from time to time, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment shall impair the terms and conditions of any stock option that is outstanding on the date of such revision or amendment to the material detriment of the participant without the consent of the participant. Notwithstanding the foregoing, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) change the designation of the class of employees eligible to receive stock options, (iii) decrease the price at which options may be granted, or (iv) increase the benefits accruing to participants under the Plan, without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that regulation will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code

Federal Income Tax Matters

         Incentive stock options granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

         Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment related taxes on such ordinary income.

New Plan Benefits

         The table below shows the total number of shares underlying stock options that have been granted under the 1996 Plan as of October 24, 2005 to the individuals who served as our executive officers at the end of fiscal 2005 and are named in the Summary Compensation Table, and the groups set forth. Because future grants of stock options under the 1996 Plan are subject to the discretion of the Committee, the future benefits that may be received by these individuals and groups under the Plan cannot be determined at this time.

                                                                                         Total Number of
                               Name and Position/Group                                  Options Received
        ---------------------------------------------------------------------------------------------------
        Justin M. MacIntosh, President, Chief Executive Officer,
          and Director(1)                                                                     940,000
        David C. Carlson, Chief Financial Officer                                             662,917
        Robert L. Clay, Jr., Vice President-Marketing                                         105,000
        Alan M. Missroon, Senior Vice President Corporate Strategy(2)                               0
        Executive Officers as a Group (4 persons)                                           4,557,917(3)
        Directors who are not Executive Officers
          as a Group (5 persons)                                                              535,000
        Employees who are not Executive Officers
          as a Group (59 persons)                                                           2,675,752

(1) Effective as of July 31, 2005, Mr. MacIntosh's employment as President and Chief Executive Officer of the Company was terminated. Mr. MacIntosh continues to serve as the Managing Director of the Company's Asia Pacific subsidiary.
(2) Effective April 1, 2005, the Company and Mr. Missroon mutually agreed to terminate Mr. Missroon's employment agreement.
(3) Includes options to purchase 2,850,000 shares of common stock that were granted to Joseph J. Caffarelli who has been serving as the Company's Chief Executive Officer since August 1, 2005.

Recommendation; Vote Required

         The Board of Directors recommends that the shareholders approve the amendment to the 1996 Plan to increase the number of shares reserved for issuance under the 1996 Plan from 4,500,000 to 8,000,000 shares. Under applicable Minnesota law, approval of the amendment to the 1996 Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of our outstanding shares.

                     APPROVAL OF 2005 EQUITY INCENTIVE PLAN
                                  (Proposal #4)

General

         On October 24, 2005, the Board of Directors adopted the CorVu Corporation 2005 Equity Incentive Plan (the "2005 Plan"), subject to approval by our shareholders. As of October 24, 2005, options to purchase an aggregate of 705,000 shares of Company Common Stock are outstanding under the Plan. The currently existing 1996 Stock Option Plan will expire in August of 2006. The Board believes that the Company should continue the granting of equity incentives to employees, officers, consultants, advisors and directors because such equity incentives have been proven to be an effective means to increase these individuals' proprietary interest in our success and enables the Company to attract and retain qualified personnel. The Board, therefore, recommends that all shareholders vote in favor of the 2005 Plan.
Description of the 2005 Equity Incentive Plan

         A general description of the material features of the 2005 Plan follows, but this description is qualified in its entirety by reference to the full text of the 2005 Plan, a copy of which may be obtained without charge upon request to the Company's Chief Financial Officer.

         General. Under the 2005 Plan, the Compensation Committee may award incentive or nonqualified stock options and restricted stock awards to those officers and employees of the Company (including any subsidiaries and affiliates), or to directors of or consultants or advisors to the Company, whose performance, in the judgment of the Board or Committee, can have a significant effect on the success of the Company. As of the date of the proxy, the Company had 89 employees, including executive officers, and five directors who are not employees.

         Shares Available. The 2005 Plan provides for the issuance of up to 5,000,000 shares of Common Stock of the Company, subject to adjustment of such number in the event of certain increases or decreases in the number of outstanding shares of Common Stock of the Company effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which the Company receives no consideration. If any options or stock awards granted under the 2005 Plan expire or terminate prior to exercise, the shares subject to that portion of the option or stock award are available for subsequent grants.

         The total number of shares and the exercise price per share of Common Stock that may be issued pursuant to outstanding awards are subject to adjustment by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations or similar transactions in which we receive no consideration. The Board may also provide for the protection of participants in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

         Administration and Types of Awards. The 2005 Plan is administered by the Board or a committee appointed by the Board (hereinafter referred to as the "Administrator"). The Administrator has broad powers to administer and interpret the 2005 Plan, including the authority to (i) establish rules for the administration of the 2005 Plan, (ii) select the participants in the 2005 Plan,
(iii) determine the types of awards to be granted and the number of shares covered by such awards, and (iv) set the terms and conditions of such awards. All determinations and interpretations of the Administrator are binding on all interested parties.

         Options. Options granted under the 2005 Plan may be either "incentive" stock options within the meaning of Section 422 of the Internal Revenue Code ("IRC") or "nonqualified " stock options that do not qualify for special tax treatment under the IRC. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the Company's Common Stock, which is defined as the average of the closing "bid" and "ask" price, on the date the option is granted. The fair market value of a share of the Company's Common Stock was $0.23 on October 24, 2005.

         The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise, is set by the Administrator. An incentive stock option may not be exercisable more than ten
(10) years from the date of grant. Participants generally must pay for shares upon exercise of options with cash, certified check or the Company's Common Stock valued at the stock's then "fair market value" as defined in the 2005 Plan. Each incentive option granted under the 2005 Plan is nontransferable during the lifetime of the participant. A nonqualified stock option may, if permitted by the Administrator, be transferred to certain family members, family limited partnerships and family trusts.

         The Administrator may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option. The Administrator may also determine the effect a participant's termination of employment with the Company or a subsidiary may have on the exercisability of such option. The grants of stock options under the 2005 Plan are subject to the Administrator's discretion.

         Restricted Stock Awards. The Administrator is also authorized to grant awards of restricted stock. Each restricted stock award granted under the 2005 Plan shall be for a number of shares as determined by the Administrator, and the Administrator, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse.

         Amendment. The Board of Directors may, from time to time, suspend or discontinue the 2005 Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or stock award to the material detriment of the participant without the consent of the participant except as authorized in the event of merger, consolidation or liquidation of the Company, (ii) the 2005 Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the 2005 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive awards; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to participants under the 2005 Plan without the approval of the shareholders, to the extent such approval is required by applicable law or regulation.

Federal Income Tax Matters

         Options. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the 2005 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment related taxes on such ordinary income.

         Incentive stock options granted under the 2005 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

         Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if a recipient makes a "Section 83(b)" election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

New Plan Benefits

         The table below shows the total number of shares underlying stock options that have been granted under the 2005 Plan as of October 24, 2005 to the individuals who served as our executive officers at the end of fiscal 2005 and are named in the Summary Compensation Table, and the groups set forth. Because future grants of stock options under the 2005 Plan are subject to the discretion of the Committee, the future benefits that may be received by these individuals and groups under the Plan cannot be determined at this time.

                                                                                         Total Number of
                                 Name and Position/Group                                Options Received
        ------------------------------------------------------------------------------------------------------
        Justin M. MacIntosh, President, Chief Executive Officer,
          and Director(1)                                                                           0
        David C. Carlson, Chief Financial Officer                                                   0
        Robert L. Clay, Jr., Vice President-Marketing                                               0
        Alan M. Missroon, Senior Vice President Corporate Strategy(2)                               0
        Executive Officers as a Group (4 persons)                                                   0
        Directors who are not Executive Officers
          as a Group (5 persons)                                                              705,000
        Employees who are not Executive Officers
          as a Group (59 persons)                                                                   0

(1) Effective as of July 31, 2005, Mr. MacIntosh's employment as President and Chief Executive Officer of the Company was terminated. Mr. MacIntosh continues to serve as the Managing Director of the Company's Asia Pacific subsidiary.
(2) Effective April 1, 2005, the Company and Mr. Missroon mutually agreed to terminate Mr. Missroon's employment agreement.


Equity Compensation Plan Information

         The following table summarizes our equity compensation plan information as of June 30, 2005.

-------------------------------------------------------------------------------------------------------------------------
                            Number of securities to be      Weighted average         Number of securities remaining
                              issued upon exercise of      exercise price of       available for future issuance under
                               outstanding options,       outstanding options,    equity compensation plans (excluding
       Plan category            warrants and rights       warrants and rights      securities reflected in column (a))
-------------------------------------------------------------------------------------------------------------------------
                                        (a)                        (b)                             (c)
-------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security
holders                              5,022,419                   $0.55                          2,977,581
-------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security
holders                              2,082,942                   $1.21                             -0-
-------------------------------------------------------------------------------------------------------------------------
TOTAL                                7,105,361                   $0.74                          2,977,581
-------------------------------------------------------------------------------------------------------------------------

Recommendation; Vote Required

         The Board of Directors recommends that the shareholders approve the 2005 Equity Incentive Plan. Under applicable Minnesota law, approval of the 2005 Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of our outstanding shares.

                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                  (Proposal #6)

         Virchow, Krause & Company, LLP has acted as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2005, and has been selected as the Company's independent registered public accounting firm for the current fiscal year 2006. Although it is not required to do so, the Audit Committee wishes to submit the selection of Virchow, Krause & Company, LLP for the shareholders' ratification at the Annual Meeting. If the selection is not ratified, the Audit Committee will reconsider the selection. A representative of Virchow, Krause & Company, LLP, is expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if so desired, and will be available to respond to appropriate questions from the Company's shareholders.

FEES

         The following table presents the aggregate fees billed for professional services rendered by Virchow, Krause & Company, LLP for the fiscal years ended June 30, 2005 and 2004. All services rendered by Virchow, Krause & Company, LLP were permissible under applicable laws and regulations.

                  Services Rendered             2005             2004
                  -----------------             ----             ----
         Audit Fees(1)                         $64,875            $47,670
         Audit-Related Fees (2)                  1,950              1,910
         Tax Fees (3)                           21,620             16,465
         All Other Fees                             --                 --
                                              --------         ----------
         Total                                 $88,445            $66,045
                                              --------         ----------

(1) These fees relate to the audit of the Company's annual consolidated financial statements for fiscal 2005 and 2004 and reviews of the consolidated financial statements included in the Company's Forms 10-QSB for fiscal 2005 and 2004.
(2) These fees related to the review of the review of Form SB-2 filings and the Company's retirement plan on Form 5500.
(3) These fees related to corporate tax compliance, tax advice and tax planning services.


PRE-APPROVAL POLICY

         Pursuant to its written charter, the Audit Committee is required to pre-approve all audit and non-audit services performed by the Company's independent public accountants in order to assure that the provision of such services does not impair the independence of the Company's independent public accountants. The Audit Committee's Pre-Approval Policy was recommended by the Audit Committee and approved by the Board on September 27, 2004. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee. The Audit Committee has delegated pre-approval authority to James L. Mandel, the Chairman of the Audit Committee, together with one additional member of the Audit Committee, who will then report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

         The Audit Committee meets prior to filing of any Form 10-QSB or 10-KSB to approve the filings. In addition, the Audit Committee meets to discuss audit plans and anticipated fees for audit and tax work prior to the commencement of that work. The Company's Audit Committee has considered whether the provision of the above non-audit services is compatible with maintaining the independent public accountants' independence and has determined that such services have not adversely affected the independent registered public accounting firm's independence.


                             AUDIT COMMITTEE REPORT

         The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition (four independent directors) satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4350(d)(2), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited consolidated financial statements with management;

         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission.

                         Members of the Audit Committee:
                               Daniel R. Fishback
                                  Ismail Kurdi
                                 James L. Mandel
                                Robert L. Priddy

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2006 annual meeting of shareholders must be received by the Company by June 30, 2006, to be considered for inclusion in the Company's proxy statement and related proxy for the 2006 annual meeting.

         Also, if a shareholder proposal, intended to be presented at the 2006 annual meeting but not included in the Company's proxy statement and proxy, is received by the Company after September 13, 2006, then the individuals named as proxies in the Company's proxy form for the 2006 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.


                                   FORM 10-KSB

         A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 2005 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ANY REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF CORVU COMMON STOCK ON OCTOBER 18, 2005, THE RECORD DATE FOR THE 2005 ANNUAL MEETING, AND SHOULD BE DIRECTED TO DAVID C. CARLSON, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Joseph J. Caffarelli
                                            Chief Executive Officer

October 27, 2005
Edina, Minnesota

                                                                      APPENDIX A

                                CORVU CORPORATION

                             1996 STOCK OPTION PLAN
                       (AS AMENDED THROUGH JUNE 29, 2005)

                                   SECTION 1.
                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         (a) "Affiliates" shall mean a Parent or Subsidiary of the Company.

         (b) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. In the event the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended.

         (c) The "Company" shall mean CorVu Corporation, a Minnesota corporation.

         (d) "Fair Market Value" shall mean (i) if such stock is reported in the national market system or is listed upon an established stock exchange or exchanges, the reported closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported in the national market system or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, in its sole discretion by applying principles of valuation with respect to all such options.

         (e) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

         (f) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for options pursuant to this Plan.

         (g) The "Optionee" for purposes of Section 9 is an employee of the Company or any Subsidiary to whom an incentive stock option has been granted under the Plan. For purposes of Section 10, the "Optionee" is the consultant or advisor to or director, employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted.

         (h) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (i) The "Plan" means the CorVu Corporation 1996 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

         (j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.
                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code and "nonqualified stock options" pursuant to Section 10 of this Plan. The grant of all such options shall, to the extent required, comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code, or any other applicable law or regulation. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months after the adoption of the Plan by the Board of Directors. In no event shall any stock options be exercisable prior to the date this Plan is approved by the shareholders of the Company. If shareholder approval of this Plan is not obtained within twelve (12) months after the adoption of the Plan by the Board of Directors, any stock options previously granted shall be revoked.

                                   SECTION 3.
                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective upon its adoption by the Board of Directors of the Company, subject to approval by the shareholders of the Company as required in Section 2.

                                   SECTION 4.
                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's, or the Committee's, interpretation of the Plan, and all actions taken and determinations made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

         In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.
                                  PARTICIPANTS

         The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those employees, directors, officers, directors, consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction. The Board or the Committee, as the case may be, shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan. The Board or the Committee may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Board or the Committee shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                   SECTION 6.
                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Eight Million (8,000,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

                                   SECTION 7.
                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in the Plan. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.

                                   SECTION 8.
                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check, Common Stock of the Company valued at such stock's then Fair Market Value as defined in Section 9(d) below, or such other form of payment as may be authorized by the Board or the Committee. The Board or the Committee may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the Option granted to the Optionee or upon any exercise of the Option by the Optionee.

                                   SECTION 9.
                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Board or Committee and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, or under the laws of or any other applicable law or regulation, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Board or the Committee, as the case may be, grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Board or the Committee, as the case may be, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, or any other applicable law or regulation, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Other Provisions. The Option Agreement authorized under this
         Section 9 shall contain such other provisions as the Board or the Committee, as the case may be, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.


                                   SECTION 10.
               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board or the Committee, as the case may be, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Board or the Committee grants the option.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. The Company or a Subsidiary, as the case may be, shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Board or Committee, as the case may be, may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the exercise of the nonqualified stock option. In no event may the Company withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Board or Committee, as the case may be, and otherwise comply with such rules as the Board or Committee may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Other Provisions. The Option Agreement authorized under this
         Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.


                                   SECTION 11
                               TRANSFER OF OPTION

         No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during Optionee's lifetime, such option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

         The Board or Committee, as the case may be, may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.


                                   SECTION 12.
                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the stock option agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

         (a) the equitable acceleration of the exercisability of any outstanding options hereunder;

         (b) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

         (c) that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

         (d) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code, or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 13.
                               INVESTMENT PURPOSE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Board or Committee, as the case may be, may require Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Board or Committee shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

         As a further condition to the grant of any nonqualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

                  (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any nonqualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

                  (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any nonqualified stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof, in reverse chronological order based on the date or dates on which such options or portions thereof would have become exercisable according to the original vesting schedule set forth in the related stock option agreements, which Optionee does not exercise prior to or contemporaneously with such public offering.

                  (c) In the event of a transaction (as defined in Section 11 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

         The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.

                                   SECTION 14.
                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).

                                   SECTION 15.
                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of the Internal Revenue Code or any other applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code, or any other applicable law or regulation.

                                   SECTION 16.
                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

                                                                      APPENDIX B


                                CORVU CORPORATION
                           2005 EQUITY INCENTIVE PLAN


                                   SECTION 1.
                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         (a) "Administrator" shall mean the Board of Directors of the Company, or a Committee appointed by the Board, as the case may be.

         (b)      "Affiliate" shall mean a Parent or Subsidiary of the Company.

         (c) "Award" shall mean any grant of an Option or a Restricted Stock Award.

         (d) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company's securities are registered pursuant to
                  Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(d), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an "outside director" within the meaning of Code Section 162(m) and the regulations issued thereunder.

         (e) The "Company" shall mean CorVu Corporation, a Minnesota corporation.

         (f) "Fair Market Value" as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

         (g) The "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (h) "Option" means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

         (i) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (j) The "Participant" means (i) an employee of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9, (ii) a consultant or advisor to or director, employee or officer of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10, or (iii) a consultant or advisor to, or director, employee or officer of the Company or any Affiliate to whom a Restricted Stock Award has been granted pursuant to
                  Section 11.

         (k) The "Plan" means the CorVu Corporation 2005 Equity Incentive Plan, as amended from time to time, including the form of Option and Award Agreements as they may be modified by the Administrator from time to time.

         (l) "Restricted Stock Award" shall mean any grant of restricted shares of Stock of the Company pursuant to Section 11 hereof.

         (m) "Stock," "Option Stock" or "Common Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for Options and Restricted Stock Awards pursuant to this Plan.

         (n) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

                                   SECTION 2.
                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, through the granting of options that are "nonqualified" stock options pursuant to Section 10 of this Plan, and through the granting of Restricted Stock Awards pursuant to Section 11 of this Plan. The grant of all Options and Restricted Stock Awards shall, to the extent required, comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code, or any other applicable law or regulation. In no event shall any Options become exercisable or the risks of forfeiture on any Restricted Stock Awards lapse prior to the date this Plan is approved by the shareholders of the Company. If shareholder approval of this Plan is not obtained within twelve (12) months after the adoption of the Plan by the Board of Directors, any Options or Restricted Stock Awards previously granted shall be revoked.

                                   SECTION 3.
                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date of adoption by the Board of Directors of the Company, subject to approval by the shareholders of the Company as required in Section 2.

                                   SECTION 4.
                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time to administer the Plan (collectively referred to as the "Administrator"). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described in the Plan) to determine, in its sole discretion, whether an Award shall be granted, the individuals to whom, and the time or times at which, Awards shall be granted, the number of shares subject to each Award, the option price, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant) evidencing each option or award and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.
                                  PARTICIPANTS

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Affiliate to whom incentive stock options shall be granted pursuant to
Section 9 of the Plan; those employees, officers, directors, consultants and advisors of the Company or of any Affiliate to whom nonqualified stock options shall be granted pursuant to Section 10 of the Plan; and those employees, officers, directors, consultants and advisors of the Company or any Affiliate to whom Restricted Stock Awards shall be granted pursuant to Section 11 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive Options or Restricted Stock Awards hereunder unless such consultant or advisor renders bona fide services to the Company or Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator may grant additional Awards under this Plan to some or all Participants then holding Awards or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares of Stock subject to each Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

                                   SECTION 6.
                                      STOCK

         The Stock to be issued under this Plan shall consist of authorized but unissued shares of Stock. 5,000,000 shares of Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares of Stock reserved for Awards under this Plan shall be subject to adjustment as provided in Section 13 of the Plan; and provided, further, that all shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through incentive stock options. In the event that (i) any outstanding Option or Restricted Stock Award under the Plan expires for any reason, (ii) any portion of an outstanding Option is terminated prior to exercise, or (iii) any portion of a Restricted Stock Award expires or is terminated prior to the lapsing of any risks of forfeiture on such Award, the shares of Stock allocable to the unexercised portion of the Option or to the forfeited portion of such Restricted Stock Award shall continue to be reserved for Options and Restricted Stock Awards under the Plan and may be optioned or awarded hereunder.

                                   SECTION 7.
                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date of the Plan as defined in Section 3. Nonqualified stock options and restricted stock awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option or restricted stock award granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option or award as specified in the written stock option or restricted stock award agreement and shall remain subject to the terms and conditions of this Plan.

                                   SECTION 8.
                                     PAYMENT

         Participants may pay for shares of Stock upon exercise of Options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company's Common Stock valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the option granted to the Participant or upon any exercise of the option by the Participant. "Previously-owned shares" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                                   SECTION 9.
                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Code Section 424(d), or any successor provision, or under the laws of any other applicable law or regulation, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Common Stock on the date of the grant of the incentive stock option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. Except as permitted by Code Section 424(d), or any successor provision, or by the laws of any other applicable law or regulation, in no event shall any incentive stock option be exercisable during a term of more than ten
                  (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an incentive stock option or a "disqualifying disposition" of shares acquired through the exercise of an incentive stock option as defined in Code
                  Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Board and otherwise comply with such rules as the Board may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d)      Other Provisions. The Option Agreement authorized under this
                  Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

                                   SECTION 10.
               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the per share Fair Market Value of the Common Stock on the date of grant.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company or Affiliate, or make arrangements satisfactory to the Company or Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the

                  Company's Common Stock or by electing to have the Company or Affiliate withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d)      Other Provisions. The Option Agreement authorized under this
                  Section 10 shall contain such other provisions as the Administrator shall deem advisable.


                                   SECTION 11.
                             RESTRICTED STOCK AWARDS

         Each Restricted Stock Award granted pursuant to this Section 11 shall be evidenced by a written restricted stock agreement (the "Restricted Stock Agreement"). The Restricted Stock Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares. The Restricted Stock Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award.

         (b) Risks of Forfeiture. The Restricted Stock Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

         (c) Issuance of Restricted Shares. The Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited.

         (d) Rights as Shareholder. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

         (e) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Award. In the event the Participant is required under the Restricted Stock Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to a Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (f) Nontransferability. No Restricted Stock Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award shall terminate.

         (g) Other Provisions. The Restricted Stock Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.


                                   SECTION 12.
                               TRANSFER OF OPTIONS

         No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

         No nonqualified stock option shall be transferred, except that the Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

                                   SECTION 13.
             RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION

         If, following adoption of this Plan, the Company effects an increase or decrease in the number of shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding Option and Restricted Stock Award, and the price per share thereof, shall be appropriately adjusted by the Board to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the Option or Restricted Stock Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

         (a) the equitable acceleration of the exercisability of any outstanding Options and the lapsing of the risks of forfeiture on any Restricted Stock Awards;

         (b) the complete termination of this Plan, the cancellation of outstanding Options not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise the Options prior to the effectiveness of such transaction), and the cancellation of any Restricted Stock Awards for which the risks of forfeiture have not lapsed;

         (c) that Participants holding outstanding Options shall receive, with respect to each share of Stock subject to such Options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such Options; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

         (d) that Participants holding outstanding Restricted Stock Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

         (e) the continuance of the Plan with respect to the exercise of Options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Options the right to exercise their respective Options as to an economically equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

         (f) the continuance of the Plan with respect to Restricted Stock Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Awards the right to receive an economically equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Option or Restricted Stock Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 14.
                               INVESTMENT PURPOSE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (i) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares of Stock as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws or any company policies then in effect.

         As a further condition to the grant of any stock option or the issuance of Stock to Participant, Participant agrees to the following:

         (a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Award granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

         (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof, in reverse chronological order based on the date or dates on which such Options or portions thereof would have become exercisable according to the original vesting schedule set forth in the related stock option agreements, which Participant does not exercise prior to or contemporaneously with such public offering.

         (c) In the event of a transaction (as defined in Section 13 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an Option or upon the grant of a Restricted Stock Award pursuant to the Plan to assure compliance with this Section 14.

                                   SECTION 15.
                             RIGHTS AS A SHAREHOLDER

         A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option or nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

                                   SECTION 16.
                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan, without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

                                   SECTION 17.
                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an Option shall impose no obligation upon the Participant to exercise such Option. Further, the granting of an Option or Restricted Stock Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

                                CORVU CORPORATION

                            PROXY FOR ANNUAL MEETING
                           of Shareholders To Be Held
                                December 8, 2005

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints JOSEPH J. CAFFARELLI and DAVID C. CARLSON, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of CorVu Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at 8:00 a.m. (Minneapolis time), at the offices of Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota, on December 8, 2005, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.


               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

                      CORVU CORPORATION 2005 ANNUAL MEETING
    The Board of Directors recommends that you vote FOR each proposal below.

1.  Set the number of directors at seven (7)                                     [  ]  FOR     [  ] AGAINST     [  ] ABSTAIN

2.  Elect directors:  1 - Joseph J. Caffarelli   5 - Justin M. MacIntosh         [  ] FOR all nomi-         [  ] WITHHOLD AUTHORITY
                      2 - Robert L. Doretti      6 - James L. Mandel                  nees listed to the         to vote for all
                      3 - Daniel R. Fishback     7 - Robert L. Priddy                 left (except as            nominees
                      4 - Ismail Kurdi                                                specified below).          listed to the left.

(Instructions: To withhold authority to vote for any individual nominee, write the name of the nominee(s) in the box provided to the right).
                                                                                 [--------------------------------------]

3.  To approve an increase in the number of shares reserved for issuance under    [  ]  FOR     [  ] AGAINST     [  ] ABSTAIN
    the Company's 1996 Stock Option Plan from 4,500,000 shares to
    8,000,000 shares.

4.  To approve the Company's 2005 Equity Incentive Plan, including the            [  ]  FOR     [  ] AGAINST     [  ] ABSTAIN
    reservation of 5,000,000 shares of common stock for issuance pursuant to the 2005 Equity Incentive Plan.

5.  Ratify selection of Virchow, Krause & Company, LLP as                         [  ]  FOR     [  ] AGAINST     [  ] ABSTAIN
    independent auditors.

6. In their discretion, consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Check appropriate box.
Indicate changes below:
Address Change?  [  ]     Name Change?  [  ]      Date____________       NO. OF SHARES

                                            Attending Meeting?  [  ] [                                           ]
                                                                      -------------------------------------------
                                                                     Signature(s) in Box
                                                                     PLEASE DATE AND SIGN ABOVE exactly as name
                                                                     appears at the left indicating, where
                                                                     appropriate, official position or representative capacity.
                                                                     For held in joint tenancy, each joint tenant should sign.